Exhibit 99.3
EXECUTION COPY
TRANSITION SERVICES AGREEMENT
     This TRANSITION SERVICES AGREEMENT (this “Agreement”) is made as of the 14th day of April, 2009, by and among Clinical Data, Inc., a Delaware corporation (“Parent”), Cogenics, Inc., a Delaware corporation (“Cogenics”), Epidauros Biotechnologie, Aktiengesellschaft, a company organized under the laws of the Republic of Germany (“Epidauros”) and Cogenics Genome Express, S.A., a French société anonyme (“CGE” and together with Cogenics and Epidauros, the “Recipients”). Parent and the Recipients are sometimes referred to herein collectively, as the “Parties” and individually, each a “Party”.
RECITALS
     WHEREAS, Parent and its wholly owned subsidiary, Clinical Data, B.V. (“BV”), and Beckman Coulter, Inc. (“Purchaser”) and its Affiliate, Beckman Coulter GmbH (“BC Germany”), have entered into that certain Stock Purchase Agreement, dated April 1, 2009 (the “Purchase Agreement”), pursuant to which Parent and BV have agreed to sell and Purchaser and BC Germany have agreed to purchase all of the issued and outstanding shares of capital stock of each of (i) Cogenics, (ii) Cogenics Genome Express, S.A., a French société anonyme and (iii) Epidauros; and
     WHEREAS, following the Closing (as defined in the Purchase Agreement), Parent shall provide the Recipients certain services that Parent, or an Affiliate of Parent, provided to the Business (as defined in the Purchase Agreement) prior to the Closing, and Parent is willing to provide or procure such services to the Recipients for a limited period, subject to the terms and conditions set forth herein; and
     WHEREAS, following the Closing (as defined in the Purchase Agreement), the Recipients shall provide the Parent, or an Affiliate of Parent, certain services described in Exhibit B attached hereto, and the Recipients are willing to provide or procure such services to the Parent, for a limited period, subject to the terms and conditions set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the representations, warranties and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound, agree as follows:
1.	Definitions. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Purchase Agreement.

2.	Transition Services; Payment.
a.	Following the Closing, Parent shall provide, and the Recipients shall accept and pay for, (i) those transition services that are set forth on Exhibit A attached hereto and made a part hereof and (ii) such other services reasonably requested by the Recipients from time to time during the Transition Period that are services that have been provided by Parent on a regular basis to the Business during the twelve (12) month period prior to the date hereof (each, a “Parent Service” and collectively, the “Parent Services”). Prior to the provision of such Services identified in subsection (ii) of the previous sentence, the Parties shall mutually agree upon such modifications of Exhibit A as shall be necessary to set the costs and scope of such Parent Services. Following the Closing, the Recipients shall provide, and Parent shall accept and pay for, those transition services that are set forth on Exhibit B attached hereto and made a part hereof (each, a “Recipient Service”, collectively, the “Recipient Services”; the Parent Services and the Recipient Service are collectively referred to herein as the “Services”). The Parties agree to be bound by any additional conditions, covenants and obligations for a specific Service as set forth in Exhibit A or Exhibit B describing such Service. For the purposes of this Agreement, with respect to any Service, “Receiving Party” shall mean the Party that is receiving such Service and “Providing Party” shall mean the Party that is providing such Service.

b.	Each Service shall be provided for the period specified in Exhibit A or Exhibit B. The cost charged to the Recipients for the Parent Services shall be the amount set forth for such Service on Exhibit A, and the cost charged to the Parent for Recipient Services shall be the amount set forth for such service on Exhibit B. Costs for Services provided by third parties that a Providing Party arranges or incurs on behalf of a Receiving Party (“Third Party Services”) shall be charged at the direct third-party cost (the “Pass Through Costs”); provided that the use of any third party for the provision of any Service hereunder shall be subject to the approval of the Receiving Party, in its sole discretion.

c.	Each Party shall invoice the other Party with respect to the cost incurred for all the Services (the “Invoiced Amount”) within thirty (30) days after the end of each month. Pass Through Costs (if any) shall also be included in the monthly invoice issued following the date on which they were incurred. All such invoices shall be paid within thirty (30) days after receipt by the Receiving Party; provided, however, that if the Receiving Party disagrees with any such charge, the Receiving Party shall send written notice to the Providing Party within fifteen (15) days of receipt of such invoice specifying the reason for such disagreement (but shall pay any part of the Invoiced Amount with which they agree), and the Parties shall negotiate in good faith to promptly resolve any such disagreement. The Providing Party agrees to afford the Receiving Party, upon reasonable notice, access to such information, records and documentation of Providing Party as the Receiving Party may reasonably request in order to verify the Invoiced Amount. The Receiving Party shall bear its own costs incurred in connection with the verification of the Invoiced Amounts and in consuming the Services or performing activities.

d.	The term of this Agreement shall commence on the Closing Date and shall continue with respect to each Service for the time period provided in Exhibit A or Exhibit B, as applicable (the “Transition Period”).

e.	The Receiving Party shall be entitled to utilize the Services, and the levels thereof, that it needs; provided, however, that (i) with respect to the Parent

Services, Parent shall not be obligated to provide such Parent Services at a level greater than the level of Parent Services used by the Business during the twelve (12) months preceding the Closing and (ii) with respect to the Recipient Services, Recipients shall only be obligated to provide such Recipient Services at the level described in Exhibit B. The Parent shall provide the Parent Services in a professional and workmanlike manner consistent in all material respects with that provided by such Party during the 12-month period immediately prior to the date of the Purchase Agreement. Recipients shall provide the Recipients Services in a professional and workmanlike manner consistent in all material respects with that provided by Recipients internally to their own businesses. Except as otherwise provided in Exhibit A, the quantity of each Parent Service shall be that which the Recipients reasonably require for the operation of their respective businesses in the ordinary course consistent in all material respects with the operation of such business during the 12-month period immediately prior to the date of the Purchase Agreement. Each Service shall only be made available for, and the Receiving Party shall only be entitled to utilize such Service for, the benefit of its respective businesses.

f.	Notwithstanding anything contained herein to the contrary, any and all such Services provided hereunder may be earlier terminated by the Receiving Party upon fifteen (15) days’ prior written notice to the Providing Party. For a termination of Services provided by the Providing Party that occurs other than at an applicable billing cut-off date, the Receiving Party shall pay the prorated fees through the date such Services were ceased. The Providing Party agrees and acknowledges that after partial termination of this Agreement by the Receiving Party, and payment of the applicable prorated fees by the Receiving Party, with respect to any particular Service, the Receiving Party shall no longer have any payment obligations pursuant to Section 2(c) hereof with respect to such Service and that a partial termination of this Agreement by a Receiving Party with respect to any particular Service will have no affect on the Providing Party’s obligation to perform any other Services hereunder.
3.	Service Availability.
a.	The Parties shall cooperate and use commercially reasonable efforts to obtain the consent of any licensors of software or any other third party that may be required in connection with the provision of any of the Services hereunder. If any such third party requires a payment in order to make any service available to a Receiving Party, the Providing Party shall promptly notify the Receiving Party of this additional cost and the Parties shall negotiate in good faith to develop an alternative service that does not require such third party consent. In any such case, the Receiving Party shall have the option to elect (i) to pay any amounts that are required to be paid to any third party to obtain the consent of such third party in order to receive any of the Services hereunder or (ii) to terminate any of the Services associated with the required consent, and in either case there will be a corresponding reduction in the fee payable to the party providing such Service.

b.	If a Providing Party is or becomes aware that it will be unable to deliver any of the Services, in whole or in part, (whether or not such inability was foreseeable or within the contemplation of any Party to this Agreement) by reason of fire, flood, storm, riot, civil commotion, war, act of terrorism or other causes beyond the reasonable control of the Providing Party, the Providing Party shall notify the Receiving Party in writing as soon as practicable of such inability. Such notice shall provide an assessment of the likely scope and duration of such lapse in the Service. In such event, upon thirty (30) days prior written notice to the Receiving Party, the Providing Party shall be entitled, in its sole discretion, to obtain such Services from a third party (which third party shall be subject to the approval of the Receiving Party) or to discontinue such Services if the Providing Party does so for its other businesses during the term of this Agreement. In the event that the Providing Party continues to supply some level of affected Services during the duration of such lapse, it shall reasonably allocate such affected Services among the Receiving Party and the Providing Party’s other customers (including internal customers). Subject to the limitations on liability set forth herein, the Providing Party acknowledges that notwithstanding any delegation of its responsibilities under this Agreement it shall remain responsible and liable for the provision of the Services it is obligated to provide hereunder.
4.	Warranty.
a.	The Parent shall use commercially reasonable efforts to ensure that all Parent Services performed are performed with a degree of care, and are of a quality that is substantially similar to the manner, degree of care and quality of those comparable services that were rendered to the Business by Parent, or its Affiliates (other than those acquired by Purchaser pursuant to the Purchase Agreement), during the twelve (12) months immediately preceding the Closing. Parent’s performance under this Agreement will comply in all respects with applicable Laws and government rules and regulations.

b.	Recipients shall use commercially reasonable efforts to ensure that all Recipient Services performed are performed with a degree of care, and are of a quality that is substantially similar to the manner, degree of care and quality of those comparable services that Recipients render internally to its own business. Recipients’ performance under this Agreement will comply in all respects with applicable Laws and government rules and regulations.

c.	EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT ARE FURNISHED “AS IS, WHERE IS,” WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, PARENT MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES FOR ANY PURPOSE OR USE.

5.	Additional Services. If the Receiving Party reasonably determines that additional transition services of the type previously provided by the Providing Party to the Business are necessary to complete the transition (“Additional Services”) the Providing Party will use commercially reasonable efforts to provide such Additional Services on the terms specified herein and for the term such Additional Services are required, provided that the charges for any particular Additional Service shall be equal to the direct, incremental costs and expenses incurred by the Providing Party in providing such Additional Service. For purposes of the foregoing sentence, “incremental” shall mean the amount by which the costs and expenses incurred by Parent in providing the Additional Service to the Receiving Party exceed the costs and expenses which are already being incurred by Providing Party or its Affiliates in maintaining such Additional Service for itself or its Affiliates. Prior to the provisioning of any of the proposed Additional Services, Providing Party shall prepare and deliver to the Receiving Party a good faith estimate of the direct costs and expenses associated with such proposed Additional Services. Any such Additional Services mutually agreed to and the fees thereof shall be effective as of the date of execution of an amendment to this Agreement by duly authorized representatives of the Parties.

6.	Indemnification; Limitation of Liability.
a.	The Recipients shall jointly and severally indemnify, and hold harmless, Parent, its Affiliates, and their respective directors, officers and employees, against all losses and reasonable costs and expenses that might arise or result from the Recipients’ use of the Parent Services, including, without limitation, any third party claims resulting from the performance or provision of such Parent Services, except to the extent such losses are attributable to the gross negligence, willful misconduct or bad faith of, or a breach of this Agreement, by Parent or its Affiliates. At the options of the Recipients, the Recipients may but are not obligated to assume the defense of any action or proceeding that is subject to indemnification pursuant to the provisions of this paragraph; provided that no such action shall be settled without the prior written consent of Parent, unless the settlement involves only the payment of monetary damages that are solely discharged by the Recipients.

b.	Parent shall indemnify, and hold harmless, the Recipients, their Affiliates, and their respective directors, officers and employees, against all losses and reasonable costs and expenses that might arise or result from Parent’s use of the Recipient Services, including, without limitation, any third party claims resulting from the performance or provision of such Recipient Services, except to the extent such losses are attributable to the gross negligence, willful misconduct or bad faith of, or a breach of this Agreement, by the Recipients or their Affiliates. At the option of Parent, Parent may but is not obligated to assume the defense of any action or proceeding that is subject to indemnification pursuant to the provisions of this paragraph; provided that no such action shall be settled without the prior written consent of the Recipients, unless the settlement involves only the payment of monetary damages that are solely discharged by Parent.

c.	Except in the case of a Providing Party’s gross negligence, willful misconduct or bad faith, such Providing Party shall have no liability for any losses (including lost time or data), damages, expenses or costs resulting from delays, errors, faults or omissions in providing any Services (including any emergency response services), or any utility outages, errors in transmission, unavailability, delays or any other failure of the computer, software or communications systems or support or resources utilized in the provision of the Services.

d.	EXCEPT IN THE CASE OF THIRD-PARTY CLAIMS OR FRAUD, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF PROFITS, LOSS OF CUSTOMERS, CLIENTS OR GOODWILL) OR PUNITIVE DAMAGES RELATING TO THE SALE, DELIVERY, PROVISION OR USE OF THE SERVICES OR ANY BREACH OF THIS AGREEMENT.
7.	Confidentiality.
a.	In the process of providing and receiving the Services or otherwise in connection with this Agreement, a Party may have access to Confidential Information (as hereinafter defined) of another Party. Without limiting the applicability of any other obligation of confidentiality to which the Parties or their Affiliates may be bound, each Party agrees to keep (and cause its Affiliates and its and their respective employees, agents and independent contractors to keep) any Confidential Information of the other Party strictly in confidence, not to disclose it to any third party without prior written approval of the other Party and to use it only for the purposes set forth in this Agreement, except (a) as required by law, in which case the relevant Party shall notify the other Party prior to disclosing such Confidential Information and shall use its commercially reasonable efforts to obtain a protective order or otherwise prevent or minimize disclosure of such Confidential Information, or (b) with the express prior written approval of the other Party.

b.	For purposes of this Agreement, “Confidential Information” means any confidential information with respect to, including, without limitation, methods of operation, customers, customer lists, products, prices, fees, costs, technology, inventions, trade secrets, know-how, software, marketing methods, plans, personnel, suppliers, competitors, markets or other specialized information or proprietary matters. The obligation of confidentiality set forth in Section 7(a) above shall not extend to: (a) information that at the time of disclosure was in the public domain or thereafter comes into the public domain without breach of this Agreement by the receiving Party; (b) information that was known to the receiving Party prior to disclosure by the disclosing Party as substantiated by dated documentation in the files of the receiving Party; and (c) information that becomes known to the receiving Party from a source other than the disclosing Party without breach of this Agreement by the receiving Party.

8.	Independent Contractor. With respect to each Service, the Providing Party shall be deemed to be an independent contractor of the Receiving Party, and not an employee, agent, partner or joint venture partner of the Receiving Party in the performance of its obligations hereunder. The Providing Party shall be solely responsible for compensation and benefits to its personnel assigned to perform the Services hereunder, including, but not limited to, worker’s compensation, disability benefits, unemployment insurance and withholding, employment or any other taxes imposed or assessed on such employees.

9.	Ingress and Egress. The Providing Party shall at all times during the term of this Agreement have the right of reasonable ingress to and egress from the Receiving Party’s premises, during the Receiving Party’s regular business hours and upon reasonable prior notice, for any purposes required for the delivery of Services under, the exercise of any right under, or the performance of any obligations required by this Agreement.

10.	Office Space. For a period of six (6) months from the Closing Date, Cogenics hereby grants to Parent and to the officers, employees, agents and guests of Parent, a non-exclusive, revocable license to occupy the office space described on Exhibit C attached hereto (the “Office Space”), subject to the terms and conditions governing Cogenics’ occupancy of such space and such other reasonable terms and conditions as the lessor or Cogenics shall impose. Parent acknowledges and agrees (i) that Cogenics may revoke such license if Parent fails to perform its obligations to Cogenics pursuant to this Agreement in any material respect; (ii) no property interest is granted to Parent by this Section 11; and (iii) the license granted hereby may not ripen into an irrevocable license or easement by the payment of money or the passage of time, or both of the foregoing. In exchange for such license, Parent shall pay to Cogenics a royalty in the amounts set forth in Exhibit C for each full week during which Parent’s personnel occupy the Office Space. For each partial week during which any personnel of Parent of its Affiliates occupy the Office Space, such royalty shall be prorated on a calendar day basis. Cogenics shall make available to Parent the following at no additional charge, with respect to the Office Space: access cards, identification cards, utilities, telephone handsets, office furniture, and janitorial service.

11.	Entire Agreement; Amendment. Other than the Purchase Agreement, this Agreement constitutes the entire Agreement between the Parties concerning the subject matter of this Agreement. It supersedes all previous representations, negotiations, warranties, understandings and agreements in respect of the provision of Services by Parent to the Recipients. No modification of this Agreement or waiver of any of its terms or conditions shall be of any force or effect unless made in writing and signed by both Parties hereto. No modification of this Agreement shall be effected by the acknowledgment or acceptance of a purchase order or other standard form of either Party (or Affiliate thereof) or any other document containing terms and conditions at variance with or in addition to those set forth herein, all such varying or additional terms being hereby objected to.

12.	Waiver. The failure of any Party to require the performance of any term or condition of this Agreement or the waiver by either Party of any breach under this Agreement shall not prevent a subsequent enforcement of such term or condition nor be deemed a waiver of any subsequent breach.

13.	Governing Law; Consent to Jurisdiction
a.	This Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

b.	Each of the parties hereto, in respect of itself and its properties, (i) irrevocably submits to the personal jurisdiction of any United States federal or state court sitting in New York, New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in respect of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such courts, and (iii) waives any defense of inconvenient forum to the maintenance of the suit, action or proceeding so brought.

c.	EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
14.	Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile or electronic mail (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to The Recipients:	c/o Beckman Coulter, Inc. Attention: General Counsel 4300 N. Harbor Blvd. P.O. Box 3100 Fullerton, CA 92834-3100 Facsimile No.: (714) 773-6955

With a copy (which shall not constitute notice) to:	c/o Beckman Coulter, Inc. Attention: Patent Counsel 200 South Kraemer Brea, CA 92822 Facsimile No.: (714) 961-4163

With a copy (which shall not constitute notice) to:	Hunton & Williams LLP Attention: G. Roth Kehoe, II Bank of America Plaza 600 Peachtree Street, N.E., Suite 4100 Atlanta, Georgia 30308 Facsimile No.: (404) 602-9012

If to Parent:	Clinical Data, Inc. Attention: Caesar J. Belbel, Executive Vice President and Chief Legal Officer One Gateway Center, Suite 702 Newton, MA 02458 Facsimile No.: (617) 965-0445

With a copy (which shall not constitute notice) to:	Cooley Godward Kronish LLP Attention: Marc A. Recht The Prudential Tower 800 Boylston Street, 46th Floor Boston, MA 02199 Facsimile No.: (617) 937-2400
15.	Assignment. Neither Party shall assign or delegate any of the rights or obligations under this Agreement to a third party without the prior written consent of the other Party (which will not be unreasonably withheld.

16.	Parties in Interest. Nothing in this Agreement is intended to provide any rights or remedies to any Person other than the Parties.

17.	Specific Performance. The Parties hereto agree that irreparable damage could occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that, subject to the terms hereof, the parties hereto may be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

18.	Survival. Sections 2, 4, 6, 7, and 11 through 19 and any other sections of this Agreement that expressly so provide, shall survive and continue in full force and effect following any termination of this Agreement.

19.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one agreement.
[Signature Page Follows.]

     IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be executed in its name by a duly authorized officer as of the day and year first above written.

CLINICAL DATA, INC.
By:	/s/ Caesar J. Belbel
	Name:	Caesar J. Belbel
	Title:	Executive Vice President, Chief Legal Officer and Secretary

COGENICS, INC.
By:	/s/ Paul Glyer
	Name:	Paul Glyer
	Title:	Vice President

EPIDAUROS BIOTECHNOLOGIE, AKTIENGESELLSCHAFT
By:	/s/ Jutta Müller
	Name:	Jutta Müller
	Title:	Geschäftsführer

COGENICS GENOME EXPRESS, S.A.
By:	/s/ Jean-Pierre Vaugon
	Name:	Jean-Pierre Vaugon
	Title:	Managing Director

[Transition Services Agreement]

EXHIBIT A

	Clinical	Beckman Coulter
Service Description and Terms	Data Contact	Contact	Cost

Web-Site Link/ Web-Site Hosting

Service: Parent will place on Parent’s website (i) a statement indicating that the Cogenics division is under new ownership and (ii) a direct link to Cogenics’ website.	Amanda Brown	Keith Cote	$0

Term: For a period of 6 months following the date hereof.

Service: Parent will maintain website hosting for the Acquired Companies under the existing hosting agreement held by Parent and shall as promptly as practical transfer website hosting as directed by Purchaser.
	Amanda Brown (through a third party provider G3)	Keith Cote	$150.00 per month of hosting or part thereof

Term: Website hosting to continue until hosting is transferred. Hosting to be transferred as soon as practicable but not later than 3 months following the date hereof

HR Payroll

Service: Within 2 weeks following the date hereof, Parent will separate the 3 year historical HR/payroll data relating to the Acquired Companies and transfer that data in Microsoft excel format setting forth the fields set forth in Exhibit D.	Lynn Ferrucci VP Human Resources	Claudia Ferguson	$0

Benefits

Parent shall continue to provide benefits to employees of the Acquired Companies under the following Employee Benefit Plans as listed on Schedule 3.20 of the Purchase Agreement that are designated as United States plans: all Medical Benefit plans, Dental Insurance Benefits, Life Insurance and Accidental Death and Dismemberment Insurance, Long Term Disability Insurance, Short Term Disability and Supplemental Life Insurance, and Employee Assistance Program.

Term: Until April 30, 2009.
	Lynn Ferrucci VP Human Resources	Claudia Ferguson	Actual out-of-pocket incremental costs incurred for carrying employees from the Closing through the end of April; it being acknowledged and agreed that there is no

	Clinical	Beckman Coulter
Service Description and Terms	Data Contact	Contact	Cost

			incremental cost for heath and dental.

Tax Reporting

Service: Parent shall assist Acquired Companies with the preparation and filing of their respective tax returns and provide the requisite access to such historical financial, operational and other data as may be desirable or necessary in connection with the preparation of such tax returns.	C. Evan Ballantyne CFO	Dan Stevenson	$0

Term: For a period of 12 months following the date hereof.

E-mail

Service: Parent will continue to route Cogenics.com e-mail to various sites from the master server. Term: For a period of 6 months following the date hereof	C. Evan Ballantyne CFO	Keith Cote	One-half of the third party Microsoft migration (RMSource) costs

Active Directory & Network Access

Service: Parent shall maintain current user accounts and network access privileges through their Active Directory servers. Parent will facilitate timely separation of Active Directory, e-mail and network access privileges.

Term: For a period of 6 months following the date hereof.
	Robin Marquis / Art Campbell PGxHealth Director Technology & Former Cogenics VP Technology	Keith Cote	One-half of the third party Microsoft migration (RMSource) costs

Solomon

Service: Parent shall provide access to the Solomon financial reporting programs. Parent shall maintain an access point for and connectivity for a dedicated T1 line to be maintained by Cogenics that will allow Cogenics to seamlessly access the Solomon financial system. Parent shall assist with any data export needed for historical financial information from January 2006 to the Closing Date. Until such time as the necessary connectivity is established, Parent shall leave the Solomon server in its present location in	Robin Marquis	Keith Cote	$0

	Clinical	Beckman Coulter
Service Description and Terms	Data Contact	Contact	Cost

Morrisville, North Carolina.

Parent will maintain systems administration access rights and privilege granting rights users of the Acquired Companies.

Term: For a period of 6 months following the date hereof.

Service: Parent shall provide continuing access to all historical financial information relating to the Acquired Companies held on the Solomon financial reporting programs; it being acknowledged and agreed that this service shall not require the maintenance of any T1 line or other electronic means of connectivity to the Solomon programs.	Robin Marquis	Keith Cote / Art Cambell	$0

Term: For a period of two year following the date hereof.

Cell Phones

Service: Parent shall facilitate the transfer of the existing service to Beckman Coulter contracts. Term: For a period of 3 months following the date hereof.	Robin Marquis	Keith Cote / Art Campbell	$0 (other than Pass Through Costs)

WAN

Service: Parent will maintain current WAN connectivity and shall also facilitate transfer of the existing service to Beckman Coulter Contracts.	Robin Marquis	Keith Cote / Art Campbell	$0 (other than Pass Through Costs)

Term: For a period equal the earlier of (i) the date of transfer or (ii) six months following the date hereof.

Regulatory Support

Service: Parent shall provide, from time to time, such regulatory advice by phone for the Acquired Companies as Purchaser may reasonably request, including access to the Regulatory Head/Manager.		Sue Evans	$0

Term: For a period of 6 months following the date hereof.

	Clinical	Beckman Coulter
Service Description and Terms	Data Contact	Contact	Cost

Microsoft Licensing; Contracts

Service: Parent will facilitate the transfer of Microsoft licensing to support the software applications and hardware used by the Acquired Companies in the operation of their respective businesses. Parent shall also facilitate the transfer of any vendor contracts such as local phone service, ISP providers and other Information Technology vendors to support operating the business of the Acquired Companies independently from Parent.
	Robin Marquis	Keith Cote / Art Campbell	$0 (other than Pass Through Costs)

Term: For a period of 12 months following the data hereof

Information Technology

Service: Parent shall provide I.T. support during normal business hours to the Acquired Companies to support the integrated Solomon and E-mail systems.	Robin Marquis	Keith Cote / Art Campbell	$75 per hour of time provided

Term: For a period of 6 months

EXHIBIT B

		Beckman
	Clinical	Coulter
Service Description and Terms	Data Contact	Contact	Cost

HR

Service: Recipient will prepare W2’s for all Cogenics employees during the period January 1, 2009 through December 31, 2009.		Claudia Ferguson	$0 (other than Pass Through Costs)

SEC Compliance

Service: Recipients shall provide Parent access during reasonable business hours to appropriate Cogenics financial personnel to prepare Parent’s consolidated financial statements and supporting schedules in preparation of Parent’s fiscal year-end reporting packages and SEC filings, provided in no event shall Purchaser, any Acquired Company or any of its employees provide any certification as to the effectiveness of internal controls nor the conformity of the financial statements to GAAP.	C. Evan Ballantyne CFO	Rob Knox	$0

Term: Until June 15, 2009

Tax Reporting

Service: Recipients shall assist Parent with the preparation and filing of their respective tax returns and provide the requisite access to such historical financial, operational and other data as may be desirable or necessary in connection with the preparation of such tax returns. Term: For a period of 12 months following the date hereof.	C. Evan Ballantyne CFO	Dan Stevenson	$0

VPN Access

Service: Recipients shall provide VPN access to PGxHealth employees who remain in the Morrisville NC facility to access the PGxHealth System from the Morrisville, NC facility. It is acknowledged and agreed that Parent shall provide any required hardware.	Robin Marquis	Keith Cote / Art Campbell	$0

Term: During the period during which PGxHealth employees remain in the Morrisville NC site.

Tape Libraries

Service: Purchaser will maintain historical back-	Robin Marquis	Keith Cote /	$0 (other than

Beckman
	Clinical	Coulter
Service Description and Terms	Data Contact	Contact	Cost

up tapes in accordance with Purchaser’s customary business practices and when necessary provide Parent reasonable access during normal business hours to that portion of the access tapes unrelated to the business of the Acquired Companies.
		Art Campbell	Pass Through Costs)

Term: For a period of 1 year following the date hereof.

Information Technology

Service: Recipients shall make Art Campbell available to provide I.T. support during normal business hours to the Parent at reasonable times and in a manner that does not materially interfere with his duties to the Acquired Companies. This Service shall automatically terminate in the event that Art Campbell leaves his position with Cogenics.
	Robin Marquis	Keith Cote / Art Campbell	$80.53 per hour of Mr. Campbell’s time provided

Term: For a period of 6 months

EXHIBIT C
     The following office space located at 100 Perimeter Park Drive, Morrisville, NC 27560. Such office shall be comprised of the following:
•	1 Small office without windows needed until May 30, 2009 [C. Snow] $40.75/week

•	2 Cubicles needed until April 30, 2009 [N. Gordon ($19.50/week) and A. Stephens ($19.50/week)] Total $39/week

•	Undetermined move date (but no more than six (6) months following the Closing:

•	1 Cubicle [B. Brann] $34.25/week

•	1 Large office with windows [J. Shaffer] $54.25/week

•	4 Small offices, no windows [M. Huddleston ($38.75/week), R. Franco ($38.75/week), M. Lachowicz($38.75/week), J. Carter($38.75/week)] Total $170.50/week

EXHIBIT D
All Currently Used Cogenics Payroll Codes to be Included in the 2009 Year-to-Date Report
Earnings Types
Gross Earnings-total of all earnings types
Regular earnings
OT earnings
Commission Earnings
Bonus Earnings-Other than commission
Shift Differential Earnings
Vacation payout (to termed employees)
Car Allowance
Hours Types (If Needed)
Regular Hours
OT hours
Tax Types
FIT-federal taxes
SS-Social Security taxes
Med-medicare taxes
State — state taxes
SUI/DI
Deductions
Pre-tax (all)
Medical
Dental
Pre-tax (federal, state and local only)
401K
After-Tax
Roth 401K
Short term disability
Loan-401K loan repayment
Life
Expense reimbursement- a negative deduction which works as a refund payment
(Other) Memo Codes- formula driven types
401km- 401K company match contributions
GTL-Group term life insurance income inclusion